UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 11, 2004

Grant Ventures, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50133	82-0490737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5511 Capital Center Drive, Suite 224, Raleigh, NC		27606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	919-852-4482

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 10, 2004, Dr. Mark Rosenfeld resigned as a member of the Board of Directors and a Vice President of Grant Ventures, Inc. The Board of Directors accepted his resignation at the Board Meeting on Oct 11, 2004. Dr. Rosenfeld will continue to advise the Company as a consultant through the end of 2004, and thereafter on an as-needed basis. Dr. Rosenfeld's letter of resignation is an exhibit to this form 8-k.

Item 9.01. Financial Statements and Exhibits.

Exhibit 17 letter of resignation from Dr. Rosenfeld dated Oct 10, 2004

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Ventures, Inc. (Registrant)

October 14, 2004	By:	Stan Yakatan

Name: Stan Yakatan
Title: President and Chief Excecutive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

EX-17	letter of resignation from Dr. Rosenfeld dated Oct 10, 2004